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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 23, 2000


                                MYCOM GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                        0-29836                 33-0677545
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

              602 Main Street
              Cincinnati, Ohio                                     45202
  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (513) 651-5560


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FORM 8-K                                                       MYCOM GROUP, INC.


ITEM 1.  CHANGE IN CONTROL OF REGISTRANT
AND
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 23, 2000, a change in control of Bad Toys, Inc. ("Bad Toys") occurred in connection with the consummation of a certain Plan and Agreement of Merger dated as of March 31, 2000 (the "Merger Agreement") between Bad Toys and Mycom Group, Inc. ("Mycom"), formerly Myca Group, Inc.

         Under the terms of the Merger Agreement, Mycom was merged with and into Bad Toys. Bad Toys was the surviving corporation. On the effective date of the merger, August 23, 2000, each issued and outstanding common share of Mycom was converted automatically to the right to receive 395,000 shares of Bad Toys, and, as a result of the merger, Bad Toys issued a total of 39,500,000 shares of its common stock to the former holders of record of Mycom on the effective date of the merger.

         The 39,500,000 shares of Bad Toys common stock issued to the former shareholders of Mycom represented, immediately after their issuance, 81.6% of the total issued and outstanding shares of Bad Toys' common stock following the merger. The former shareholders of Mycom who received in excess of 5% of the shares of Bad Toys' common stock and the number of shares received by each in connection with the merger is set forth in the table below:

                                             NUMBER OF SHARES OF
           NAME                                    BAD TOYS

Joan Carroll                                      9,820,400
Patricia A. Massey                                9,070,000
G. Allan Massey                                   7,304,000
George W. Young                                  10,325,600

         Upon the effective date of the merger, Larry Lunan, Susan Lunan and Roger Warren resigned as officers and directors of Bad Toys, and the following persons were elected to serve as officers and directors following the merger:

George W. Young, Sr.                    Chairman and Chief Executive Officer
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Joan Carroll                            President and Assistant Secretary
G. Allan Massey                         Vice President
Patricia A. Massey                      Executive Vice President, Treasurer,
                                        Chief Operating Officer, Secretary
Michael Sisk                            Vice President

         In addition, as part of the merger, Bad Toys changed its name to Mycom Group, Inc.

         In connection with Mycom's agreement with Tricorp (filed as Exhibit 10 hereto and referenced in Section 5 of the Closing Agreement filed as Exhibit 2 hereto), as of September 7, 2000, Tricorp has not made the required first payment for the shares.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  Pursuant to Item 7(a)(4), the Registrant declares that it is impractical to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than 60 days after the due date of this Current Report on Form 8-K.

         (b)      Pro Forma Financial Information

                  Pursuant to Item 7(a)(4), the Registrant declares it is impractical to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than 60 days after the due date of this Current Report on Form 8-K.

         (c)      Exhibits

                  Item              Title
                  ----              -----

                  2 Plan and Agreement of Merger by and between Bad Toys, Inc. and Mycom Group, Inc. (formerly Myca Group, Inc.) dated March 31, 2000, (Annex IV to Proxy Statement dated May 9, 2000, File No. 0-29836, incorporated herein by reference) as amended by the Closing Agreement between Bad Toys, Inc. and Mycom Group dated August 23, 2000.

                  3        Articles of Incorporation, as amended, of Mycom
                           Group, Inc.

                  10 Purchase Agreement by and among Mycom Group, Inc., Bad Toys, Inc. and Tricorp Financial, Inc., dated August 14, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MYCOM GROUP, INC.



                                            By: /s/ Joan Carroll
                                               --------------------------
                                                  Joan Carroll
                                                  President



Date: September 7, 2000